Exhibit 77Q


                                    Exhibits

(a)(1) Certificate of Amendment of Declaration of Trust and Redesignation of Shares effective December 15, 2006 to the Amended and Restated Declaration of Trust dated February 25, 2003, as amended regarding ING MidCap Value Choice Fund name change to ING Value Choice Fund. - Filed herein.

(a)(2) Certificate of Amendment of Declaration of Trust and Redesignation of Shares effective February 1, 2007 to the Amended and Restated Declaration of Trust dated February 25, 2003, as amended regarding ING Principal Protection Fund II. - Filed herein.

(a)(3) Abolition of Series of Shares of Beneficial Interest effective March 12, 2007 to the Amended and Restated Declaration of Trust dated February 25, 2003, as amended regarding ING Disciplined LargeCap Fund - filed herein.

(e)(1) Amendment dated December 15, 2006 to the Second Amended and Restated Investment Management Agreement dated February 1, 2005 between ING Investments, LLC and ING Equity Trust - Filed herein.

(e)(2) Amended Schedule A dated March 29, 2007 to the Second Amended and Restated Investment Management Agreement dated February 1, 2005 between ING Investments, LLC and ING Equity Trust - Filed herein.

(e)(3) Second Amendment dated December 15, 2006 to the Investment Management Agreement dated September 23, 2002 between ING Investments, LLC and ING Equity Trust regarding ING Financial Services Fund - Filed herein.

(e)(4) Second Amendment dated December 15, 2006 to the Investment Management Agreement dated September 23, 2002 between ING Investments, LLC and ING Equity Trust - Filed herein.

(e)(5) Second Amendment dated December 15, 2006 to the Investment Management Agreement dated May 9, 2001 between ING Investments, LLC and ING Equity Trust regarding ING Principal Protection Funds - Filed herein.

(e)(6) Third Amendment dated December 15, 2006 to the Sub-Advisory Agreement dated September 23, 2002 between ING Investments, LLC and ING Clarion Real Estate Securities L.P. - Filed herein.

(e)(7) Third Amendment dated December 15, 2006 to the Sub-Advisory Agreement dated September 23, 2002 between ING Investments, LLC and ING Investment Management Co. - Filed herein.

(e)(8) Amended Schedule A dated May 22, 2007 to the Sub-Advisory Agreement dated September 23, 2002 between ING Investments, LLC and ING Investment Management Co. - Filed herein.

(e)(9) Third Amendment dated December 15, 2006 to the Sub-Advisory Agreement dated May 9, 2001 between ING Investments, LLC and ING Investment Management Co.
- Filed herein.

(e)(10)Interim Sub-Advisory Agreement dated March 29, 2007 between ING Investments, LLC and ING Investment Management Co. - Filed herein.

(e)(11) Sub-Advisory Agreement dated March 29, 2007 between ING Investments, LLC and Kayne Anderson Rudnick Investment Management, LLC - Filed herein.
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(e)(12)First Amendment dated December 15, 2006 to the Sub-Advisory Agreement dated July 28, 2005 between ING Investments, LLC and NWQ Investment Management Company, LLC - Filed herein.

(e)(13)First Amendment dated December 15, 2006 to the Sub-Advisory Agreement dated April 3, 2006 between ING Investments, LLC and Tradewinds NWQ Global Investors, LLC - Filed herein.